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                                                             EXHIBIT 10(b)(xvii)


                         ANADARKO PETROLEUM CORPORATION
                           1993 STOCK INCENTIVE PLAN

                             STOCK OPTION AGREEMENT




         THIS AGREEMENT, dated the________________________, between Anadarko Petroleum Corporation, a Delaware corporation (the "Company") and First_Name~ Middle_Name~ Last_Name~ (the "Optionee").

                              W I T N E S S E T H:

         1. Pursuant to the provisions of the 1993 Stock Incentive Plan (the "Plan"), the Company hereby grants to the Optionee, subject to the terms and conditions of the Plan, and subject further to the terms and conditions herein set forth, the right and option ("Option") to purchase from the Company at the purchase price of $xx.xxxx per share (said price being the fair market value of the $0.10 par value common stock of the Company ("Common Stock") at the date of grant of this Option) all or any part of an aggregate of Shares_Granted~ shares of Common Stock (hereinafter a "Non- Qualified Stock Option").

         2. Subject to earlier expiration of this Option as herein provided, the Non-Qualified Stock Option granted hereunder shall be exercisable at any time and from time to time after the date of grant hereof, but such Option(s) shall not be exercisable for more than a percentage of the aggregate number of shares offered for purchase determined by the number of full years from the date of grant hereof to the date of such exercise, in accordance with the following schedule:

                                                            Percentage of
     Number of Full Years                                Shares Purchasable
     --------------------                                ------------------
             1                                                  50%
             2                                                  50%

This Option shall not be exercisable in any event after the expiration of ten years (10) from the date of grant hereof.

         No partial exercise of any Option may be for fewer than ten (10)
shares or the full number of shares as to which the Option is exercisable at the time of such partial exercise, if less than ten (10) shares. The Non-Qualified Stock Option may be exercised without regard to whether any
Option previously granted to the Optionee has been exercised in whole or in part.
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         3.      The Options may not be exercised unless the Optionee is at the time of such exercise in the employ of the Company and shall have been continuously employed by the Company, or a subsidiary of the Company, since the date of this Agreement; provided, however, that the Options shall be exercisable following the termination of the Optionee's employment during the term of the Options as follows:

                 (i) Retirement or Disability. If the Optionee shall cease to be employed by the Company by reason of (a) retirement pursuant to a pension or retirement plan of the Company, or of a subsidiary of the Company, or (b) disability within the meaning of Section 22 (e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), the Optionee (or, in the event of Optionee's death, the Optionee's legal representative) may, within a period of not more than thirty-six (36) months after such cessation of employment, exercise the Option if and to the extent it was exercisable on the date of such cessation. In no event may the Options be exercised more than ten (10) years from the date of grant.

                 (ii) Death of Optionee. Notwithstanding Paragraph 2, in the event of the death of the Optionee while in the employ of the Company, any Option granted to the Optionee shall vest and be immediately exercisable with respect to all or any part of the shares as to which such Option remains unexercised by the Optionee's legal representative or other person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or the laws of descent and distribution, but only before the expiration of ten (10) years from the date of grant or of the twelve (12) month period after the Optionee's death, whichever event first occurs.

                 (iii) Termination Without Cause. If the Optionee's employment with the Company is terminated by the Company without cause, such determination to be made solely at the discretion of the Committee (as hereinafter defined), the Optionee (or, in the event of the Optionee's death, the Optionee's legal representative) may, within a period of not more than three (3) months after such cessation of employment, exercise the Option if and to the extent it was exercisable at the date of such cessation. In no event may the Options be exercised more than ten (10) years from the date of grant.

         4. To the extent that the right to purchase shares has accrued hereunder, the Options, or any part thereof, may be exercised by giving written notice of exercise to the Corporate Secretary of the Company specifying the number of shares to be purchased and the method of purchase. If the Optionee elects to use Common Stock to exercise the Options, the fair market value of such Common Stock shall be the mean of the high and low prices of shares of Common Stock of the Company traded on the date of exercise as reported on The New York Stock Exchange, Inc. Composite Transactions Reporting System. Date of exercise shall be deemed to be the date set forth on the notice of exercise. Such exercise shall be subject to payment and such approval as may be required under policies and procedures established by the Committee



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designated by the Board of Directors of the Company to administer and interpret the Plan (the "Committee"). No shares shall be issued or delivered until full payment therefor has been made.

         5. The Options granted hereunder are not transferable by the Optionee otherwise than by will or the laws of descent and distribution and are exercisable, during the Optionee's lifetime, only by the Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Options, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Options or any right or privilege conferred hereby, the Options and the right and privilege conferred hereby shall immediately become null and void.

         6. The Company may, at any time, in its sole discretion and with or without cause, cancel the Options, in whole or in part, to the extent they have not become exercisable at the time of such action.

         7. The Optionee shall have no rights as a stockholder with respect to any shares of Common Stock subject to the Options prior to the date of issuance to the Optionee of a certificate or certificates for such shares.

         8. By accepting the Options, the Optionee agrees for himself or herself and his or her legal representative that any and all shares of Common Stock purchased upon the exercise of either Option shall be acquired for investment and not with a view to, or for sale in connection with, any distribution thereof, and that each notice of the exercise of any portion of the Options shall be accompanied by a representation and agreement in writing signed by the Optionee or the Optionee's legal representative, as the case may be, to the foregoing effect and, to the effect that no sale of such shares of Common Stock shall be made other than in compliance with the registration provisions of the Securities Act of 1933 or pursuant to an exemption therefrom; provided, however, if at the time such notice of exercise is given the shares issuable upon exercise of the Options are registered under the Securities Act of 1933, the Optionee, if Optionee is an executive officer, director or owner, directly or indirectly, of five percent (5%) or more of the outstanding shares of Common Stock, or is (or may be deemed to be) an affiliate of the Company within the meaning of the rules and regulations under the Securities Act of 1933, shall, in lieu of the aforesaid representation and agreement, furnish an agreement in writing to the effect that he or she shall not offer or sell any of shares acquired as a result of such exercise unless the Company has registered such shares for resale under the Securities Act of 1933, or such Optionee sells such shares pursuant to an exemption from the registration requirements of such Act.

         9. The Optionee shall be considered to be in the employment of the Company as long as the Optionee remains an employee of either the Company, a parent or subsidiary corporation (as defined in section 425 of the Code) of the Company, or a corporation or a parent or subsidiary of such corporation assuming or substituting a new option for this Option. Any question as to whether and when there has been a termination of such employment, and the cause



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of such termination, shall be determined either by the Committee or the Board of Directors of the employing corporation, and its determination shall be final. Nothing herein contained shall confer upon the Optionee any right with respect to continuance of employment by the Company or interfere in any way with the right of the Company to terminate the Optionee's service, responsibilities, duties and authority to represent the Company or such subsidiary at any time, in its sole discretion and with or without cause.

         10. If at any time the Company shall determine in its discretion that the listing or qualification of the shares of Common Stock subject hereto under any securities exchange requirements or under any applicable state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of the Options or the issue of shares hereunder, the Options may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

         11. This Option may be adjusted or required to be surrendered pursuant to the provisions of Section 7 of the Plan.

         12. Upon an exercise of this Option, the Company may be required to withhold federal and local tax with respect to the realization of compensation by the Optionee as a result of exercise of this Option. In the event the Optionee does not deliver to the Company Common Stock to satisfy any such withholding requirement, the Company is hereby authorized to satisfy any such withholding requirement out of (i) any cash or Common Stock distributable upon such exercise and (ii) any other cash compensation then or thereafter payable to the Optionee. To the extent that the Company in its sole discretion determines that such sources are or may be insufficient to fully satisfy such withholding requirement, the Optionee, as a condition to the exercise of this Option, shall deliver to the Company cash or Common Stock in an amount determined by the Company to be sufficient to satisfy any withholding requirement.

         13. Any notice to be given to the Company under this Agreement shall be addressed to the Corporate Secretary of the Company at 17001 Northchase Drive, Houston, Texas 77060, and any notice to be given to the Optionee under this Agreement shall be addressed to the Optionee at the address designated below in the space provided therefor; provided, however, that either party may substitute a different address by notice in writing to the other. Except as otherwise provided in this Agreement, any such notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope addressed as aforesaid and deposited, postage prepaid, in a post office or branch post office regularly maintained by the United States Government.

         14. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors, but neither this Agreement nor any rights hereunder shall be assignable by the Optionee except as specifically provided for herein.


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         15.     This Agreement shall be governed by, and construed in
accordance with the laws of the State of Texas.

                                  ANADARKO PETROLEUM CORPORATION



                                 By
                                   -------------------------------------------
ATTEST:                                Senior Vice President, Administration


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Corporate Secretary


                                   -------------------------------------------
                                                     OPTIONEE


                                   -------------------------------------------
                                                     Address


                                   -------------------------------------------
                                               City, State, Zip Code


                                   -------------------------------------------
                                                Social Security Number
WITNESS:

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